Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
FEBRUARY, 1997



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.6402%



        Excess Protection Level
          3 Month Average  5.01%
          February, 1997  5.38%
          January, 1997  3.98%
          December, 1996  5.67%


        Cash Yield                                  16.84%


        Investor Charge Offs                        4.37%


        Base Rate                                   7.09%


        Over 35 Day Delinquency                     4.65%


        Seller's Interest                           16.44%


        Total Payment Rate                          12.64%


        Total Principal Balance                     $ 25,119,592,718.23


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,129,965,199.74